UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
The Compensation Committee of the Board of Directors and Mr. Payne have agreed to amend the terms of the Mr. Payne’s employment agreement to provide for a “double trigger” arrangement. That employment agreement now provides that the voluntary termination by Mr. Payne of his employment pursuant to Section 2.3(b) (not for Good Reason) at any time will automatically result in the termination of all further compensation and benefits as of the effective date of Mr. Payne’s employment termination, including unvested awards. The Company will, however, remain required to pay that portion of Mr. Payne’s base salary accrued through the date on which his employment was terminated as well as all benefits payable under the governing provisions of any benefit plan or program of the Company in which Mr. Payne participated at his employment termination date.
The foregoing is a summary only of the Third Amendment to the Second Amended and Restated Employment Agreement the (“Third Amendment”) between Mr. Payne and the Company and is qualified in its entirety by reference to the full text of the Third Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01    REGULATION FD
On May 12, 2017, Carriage Services, Inc. (the “Company”) entered into a Third Amendment to the Second Amended and Restated Employment Agreement, dated effective as of March 14, 2012 and amended by the First Amendment (dated effective as of March 3, 2014) and Second Amendment (dated effective as of March 21, 2017) between Melvin C. Payne, its Chairman of the Board of Directors and Chief Executive Officer.
On May 12, 2017, The Company issued a press release discussing the amendment to Mr. Payne’s employment agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information presented herein under Item 7.01 and set forth in the attached Exhibit 99.1 is deemed to be “furnished” solely pursuant to Item 7.01 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or the exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01    FINANCIAL STATMENTS AND EXHIBITS.

(d)	Exhibits.

The following exhibit is filed as part of this current report on Form 8-K:
10.1 Third Amendment to the Second Amended and Restated Employment Agreement by and between Carriage Services, Inc. and Melvin C. Payne, dated effective as of May 12, 2017.

The following exhibit is filed as part of this current report on Form 8-K:
99.1 Press Release dated May 12, 2017, discussing the amendment to Mr. Payne’s Employment Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 12, 2017	By:	/s/ Viki K. Blinderman
Viki K. Blinderman
Senior Vice President, Principal Financial Officer, Chief Accounting Officer and Secretary